UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 10, 2022

FRESH DEL MONTE PRODUCE INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited

P.O. Box 698, 4th Floor, Apollo House, 87 Mary Street

George Town, Grand Cayman, KY1-1107

Cayman Islands

(Address of Registrant’s Principal Executive Office)

(305) 520-8400

(Registrant’s telephone number including area code)

Please send copies of notices and communications from the Securities and Exchange Commission to:

c/o Del Monte Fresh Produce Company

241 Sevilla Avenue

Coral Gables, Florida 33134

(Address of Registrant’s U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2022, the Company provided notice that Mr. Youssef Zakharia would leave his position as President and Chief Operating Officer of Fresh Del Monte Produce Inc. (the “Company”) effective January 31, 2022.

On January 14, 2022, the Company announced that Mohammed Abbas, 46, is being appointed as the Company’s Executive Vice President and Chief Operating Officer and will relocate to Coral Gables to work at the Company’s headquarters. Mr. Abbas has served as the Company’s Senior Vice President, Asia Pacific and Middle East Region since October 2019. Prior to that time, Mr. Abbas served as the Company’s Vice President, Middle East and North Africa from January 2016 to October 2019 and as Vice President Fresh Produce from April to December 2015. Mr. Abbas served as the General Manager of Del Monte Saudi Arabia from June 2009 to March 2015. Prior to that time, he served as General Manager of Del Monte Foods UAE since the inception of the first unit in the MENA Region in January 2007 until May 2009.

In connection with his promotion to Executive Vice President and Chief Operating Officer, the Compensation Committee has agreed to initially increase Mr. Abbas’ base salary by 15% and to increase his base salary to $850,000 once he has relocated to the United States which includes tax equalization from his prior jurisdiction. Mr. Abbas will continue to be eligible to participate in the Senior Executive Annual Incentive Plan with a target opportunity of 50% of his base salary, will receive, concurrently with the award of equity to each of the Company’s other executive officers, time-based RSUs and PSUs, in each case with a value of 40% of his base salary and a Long Term Incentive Plan award set at 35% of his base salary.

There are no other arrangements or understandings between Mr. Abbas and any other person pursuant to which Mr. Abbas was appointed as Chief Operating Officer of the Company. There are also no family relationships between Mr. Abbas and any director or executive officer of the Company, and Mr. Abbas has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date: January 14, 2022	By:	/s/ Eduardo Bezerra
Eduardo Bezerra
Senior Vice President & Chief Financial Officer